650 Page Mill Road Palo Alto, CA 94304-1050 PHONE 650.493.9300 FAX 650.493.6811 www.wsgr.com

June 6, 2014

Via EDGAR and Email

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, DC 20549

Attention:	Barbara C. Jacobs
Frank Knapp
Patrick Gilmore
Jan Woo

Re:	Yodlee, Inc.
Confidential Draft Registration Statement on Form S-1
Submitted March 21, 2014, April 25, 2014 and May 20, 2014
CIK No. 0001161315

Ladies and Gentlemen:

On behalf of our client, Yodlee, Inc. (“Yodlee” or the “Company”), we submit this letter in response to comments from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) contained in its letter dated May 30, 2014 (the “Comment Letter”), relating to the above referenced Confidential Draft Registration Statement on Form S-1 (the “Registration Statement”). We are concurrently filing via EDGAR this letter and a revised draft of the Registration Statement. For the Staff’s reference, we are providing the Staff with both a clean copy of the Registration Statement and a copy marked to show all changes from the version confidentially submitted on May 20, 2014.

In this letter, we have recited the comments from the Staff in italicized, bold type and have followed each comment with the Company’s response. Except as otherwise specifically indicated, page references herein correspond to the page of the revised draft of the Registration Statement, as applicable.

Business, page 93

1. We note your response to prior comment 10 that backlog disclosure would not be helpful to investors. However, it appears that the information you provided in the response letter would provide investors with material additional information regarding your contract amounts that are not reflected in other disclosure. To the extent that you believe that backlog information may not be a reliable indicator of future revenues, you may provide a statement to this effect.

In response to the Staff’s comment, the Company has added disclosure on page 79 of the Registration Statement regarding the Company’s backlog.

Securities and Exchange Commission June 6, 2014 Page 2

Notes to Consolidated Financial Statements

Note 2. Summary of Significant Accounting Policies

Goodwill, page F-13

2.	We note your response to prior comment 14 that you believe the provisions of ASC 350-20-35-8A did not apply when you performed step one of the two-step quantitative test for goodwill impairment for the years ended December 31, 2011, 2012, and 2013, since the carrying value of the reporting unit determined as stockholders’ equity plus mezzanine equity (convertible preferred stock that will be converted into the Company’s common stock upon initial public offering) was positive as of the October 31, 2012 and 2013 respective impairment assessment dates. We also note in your response that your assessment of relevant qualitative factors and circumstances also indicated that at the annual impairment assessment dates, it was not more likely than not that a goodwill impairment existed. Please explain the basis for your conclusion that it was appropriate to include mezzanine equity as part of total carrying value of the reporting unit, and refer to the authoritative guidance that supports your conclusion. As part of your explanation, please discuss your consideration of ASC 480-10-S99. In addition, please revise your disclosures accordingly to include a discussion of the relevant qualitative factors and circumstances you considered in concluding that it was not more likely than not that goodwill was impaired.

The Company acknowledges the Staff’s comment and respectfully submits to the Staff the following basis for concluding that mezzanine equity forms part of the carrying value of the reporting unit:

•	ASC 350-20-35-39 discusses assigning assets and liabilities to the reporting units in order to determine the carrying value of the reporting unit. It does not discuss assigning equity, including temporary equity as defined by ASC 480-10-S99. ASC 480-10-S99 specifically states in paragraph S99-3A-4, “The SEC staff does not believe it is appropriate to classify a financial instrument (or host contract) that meets the conditions for temporary equity classification under ASR 268 as a liability.” As such, the Company believes that instruments classified as temporary equity under ASC 480-10-S99 would not be deducted in determining the carrying value of the reporting unit.

•

ASU 2010-28 (codified in ASC 350-20) addressed the issue of when to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts. In the Basis for Conclusions to ASU 2010-28, the FASB noted that the EITF evaluated different approaches for calculating the carrying amount of reporting units. Eventually, the EITF decided not to prescribe how a reporting unit’s carrying amount should be determined. However, the Task Force observed that the manner in which the fair value and carrying amount of the reporting unit is determined should be consistent. Two alternative premises are generally used in determining a

Securities and Exchange Commission June 6, 2014 Page 3

reporting unit’s carrying amount – an “equity” premise or an “enterprise” premise. Even if one were to view mezzanine equity as more akin to a debt instrument (which is inconsistent with S99-3A-4), using an enterprise premise in determining a reporting unit’s carrying value would exclude mezzanine equity from liabilities in determining the carrying value of the reporting unit.

As a result, the Company believes that the existing disclosure provided is appropriate.

Please direct any questions regarding the Company’s responses or the revised draft of the Registration Statement to me at (650) 320-4655 or cfennell@wsgr.

Sincerely,

WILSON SONSINI GOODRICH & ROSATI

Professional Corporation

/s/ Chris F. Fennell

Chris F. Fennell

cc:	Anil Arora, Yodlee, Inc.
John L. Savva, Sullivan & Cromwell LLP
Dane Wall, Ernst & Young LLP